UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2,  2018 (September 14, 2018)

Hallador Energy Company

(Exact name of registrant as specified in its charter)

Colorado	001-34743	84-1014610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Lincoln Street, Suite 2700, Denver, Colorado 80264-2701
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (303) 839-5504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange  Act.  ☐

Item 1.04  Mine Safety – Reporting of Shutdowns and Patterns of Violations

On September 14, 2018, Sunrise Coal, LLC, a subsidiary of Hallador Energy Company, received an imminent danger order under section 107(a) of the Federal Mine Safety and Health Act of 1977 at the Oaktown Fuels Mine No. 2 located in Oaktown, Indiana.  The order states that methane levels were elevated in a return area of the mine and that oxygen levels were deficient.  The area was not barricaded or marked to prevent entry which exposed miners to danger.  No injuries occurred from this incident.  The Company took immediate corrective action on the day the order was issued with respect to this incident.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 2, 2018	By:	/s/ Lawrence D. Martin
Lawrence D. Martin CFO and Corporate Secretary